UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2015

MAZZAL HOLDING CORP.
(Exact name of registrant as specified in its charter)

Commission File Number:   000-55152

NEVADA	46-1845946
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Boston Investment and Development Corp.
675 VFW Parkway, Suite 189
Chestnut Hill, MA 02467
(Address of principal executive offices, including zip code)

800-488-2760
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Share Exchange Agreement

On October 27, 2015, Mazzal Holding Corp., a Nevada corporation (“Mazzal”, “we” or the “Company”) filed a Current Report on Form 8K (the “Initial Report) to report, among other things that Mazzal entered into a Share Exchange Agreement (the “Agreement”) on October 26, 2015 with Global ITS, Inc.. (“Global”), and the shareholders of Global, pursuant to which we exchanged 120,000,000 of our common shares (the “Company Shares”) for 24,000,000 Global common shares held by Global’s shareholders representing 100% of Global’s outstanding shares (the “Share Exchange”). Global’s financial results will be consolidated with Mazzal’s as of the acquisition date. Mazzal hereby amends the Initial Report to include the historical financial statements and the pro forma financial information required by Item 9.01(a) and (b) of Form 8-K. This Form 8-K/A should be read in conjunction with the Initial Report.

Pursuant to the Agreement, The closing of the Share Exchange subjects us the following conditions:

a)	We will file all necessary regulatory actions and filings with the SEC and FINRA;

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information in Item 1.01 above is hereby incorporated by reference in this Item 2.01.

Item 3.02 Unregistered Sales of Equity Securities.

The information relating to the issuance by the Company of 120,000,000 shares of the Company’s common stock pursuant to the Agreement is hereby incorporated by reference in this Item 3.02.

In connection with the issuance of the Company Shares, there were no underwriters involved in the Share Exchange. The Consideration received by the Company was the 24,000,000 shares of Global common stock.

The Company Shares were issued in a privately negotiated transaction pursuant to the exemption from registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4 (a) (2) of the Securities Act, and rules promulgated pursuant thereto. There were no public announcements or public offering of the Company Shares.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Attached hereto as Exhibit 99.1 and incorporated by reference herein are the audited financial statements of Global .as of and for the period from May 6, 2015 (inception) and ended September 30, 2015 consolidated with Znergy, Inc. from July 1, 2015 through September 30, 2015, as required by this item.

Attached hereto as Exhibit 99.2 and incorporated by reference herein are the audited financial statements Znergy, Inc. as of and for the years ended December 31, 2013 and December 31, 2014 the unaudited financial statements as of June 30, 2015 and for the six months ended June 30, 2014 and June 30, 2015, as required by this item.

(b)	Pro Forma Financial Information.

Attached hereto as Exhibit 99.3 and incorporated by reference herein is the unaudited pro forma combined financial information reflecting the acquisition of Global, as required by this item.

(c)	Exhibits

Exhibit Number	Description

23.1	Consent of Weinstein & Co., CPA
99.1
Audited financial statements of Global ITS, Inc. as of and for the period from May 6, 2015 (inception) and ended September 30, 2015 consolidated with Znergy, Inc. from July 1, 2015 through September 30, 2015.

99.2
Audited financial statements Znergy, Inc. as of and for the years ended December 31, 2013 and December 31, 2014 and unaudited financial statements as of June 30, 2015 and for the six months ended June 30, 2014 and June 30, 2015.

99.3	Unaudited pro forma combined financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAZZAL HOLDING CORP.

Date February 9, 2016	By:	/s/ Nissim Trabelsi
Nissim Trabelsi
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Weinstein & Co., CPA
99.1
Audited financial statements of Global ITS, Inc. as of and for the period from May 6, 2015 (inception) and ended September 30, 2015 consolidated with Znergy, Inc. from July 1, 2015 through September 30, 2015.

99.2
Audited financial statements Znergy, Inc. as of and for the years ended December 31, 2013 and December 31, 2014 and unaudited financial statements as of June 30, 2015 and for the six months ended June 30, 2014 and June 30, 2015.

99.3	Unaudited pro forma combined financial information.